UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2022

DTRT Health Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40774	86-3336784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 West 22nd Street, Tower Floor

Oak Brook, IL 60523

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (312) 316-5473

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DTRTU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DTRT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DTRTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

Attached as Exhibit 99.1 hereto and incorporated herein by reference is an investor presentation dated October 2022, that will be used by DTRT Health Acquisition Corp. (“DTRT”) in meetings with certain of its stockholders as well as other persons with respect to the proposed business combination (the “Business Combination”) pursuant to that certain agreement and plan of merger by and among DTRT, Grizzly New Pubco, Inc. (“New Pubco”), a wholly owned subsidiary of DTRT, Grizzly Merger Sub, Inc., a wholly owned subsidiary of New Pubco (“Grizzly Merger Sub”), Consumer Direct Holdings, Inc., a Montana corporation (“CDH”), and the Pre-Closing Holder Representative (as defined therein) (as it may be amended and/or restated from time to time, the “Merger Agreement”). In connection with the consummation of the Business Combination, New Pubco will be renamed “Consumer Direct Care Network, Inc.” (“CDCN”).

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of DTRT under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Participants in Solicitation

DTRT and its directors and executive officers may be deemed participants in the solicitation of proxies from DTRT’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in DTRT is contained in DTRT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 1, 2022, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to DTRT Health Acquisition Corp., 1415 West 22nd Street, Tower Floor, Oak Brook, IL 60523, Attention: Don Klink, Chief Financial Officer, (312) 316-5473. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

CDH and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DTRT in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DTRT’s and CDH’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, DTRT’s and CDH’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DTRT’s and CDH’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the transactions contemplated therein to fail to close; (ii) the outcome of any legal proceedings that may be instituted against DTRT, CDH, CDCN or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of DTRT or CDH; (iv) the inability of CDH to satisfy other conditions to closing; (v) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (vi) the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed Business Combination; (vii) the risk that the proposed Business Combination disrupts current plans and operations of CDH as a result of the announcement and consummation of the proposed Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of CDCN to grow and manage growth profitably, the ability of CDCN to maintain relationships with customers, suppliers, labor unions and other organizations that have a role in the business of CDH and the ability of CDCN to retain its management and key employees; (ix) costs related to the Business Combination; (x) changes in applicable laws or regulations, including those affecting in-home healthcare; (xi) the possibility that CDH or CDCN may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xii) CDH’s estimates of expenses and profitability; (xiii) the evolution of the markets in which CDH competes; (xiv) the ability of CDH to implement its strategic initiatives and continue to innovate its existing offerings; (xv) the ability of CDH to satisfy regulatory requirements; (xvi) the impact of the COVID-19 pandemic on CDH’s and CDCN’s business; and (xvii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DTRT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 1, 2022, and other risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to DTRT’s stockholders and the related registration statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents to be filed with the SEC by DTRT. DTRT cautions that the foregoing list of factors is not exclusive. DTRT cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DTRT does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the Business Combination and shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished with this report.

Exhibit No.	Description

99.1	Investor Presentation dated October 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DTRT Health Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DTRT HEALTH ACQUISITION CORP.

Date: October 6, 2022	By:	/s/ Mark Heaney
Mark Heaney
Chief Executive Officer